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                                                                    Exhibit 99.2

                            UNITED STATES OF AMERICA
                         BEFORE FEDERAL TRADE COMMISSION


               COMMISSIONERS:       TIMOTHY J. MURIS, CHAIRMAN
                                    SHEILA F. ANTHONY
                                    MOZELLE W. THOMPSON
                                    ORSON SWINDLE
                                    THOMAS B. LEARY

------------------------------
In the Matter of              )
                              )
        CHEVRON CORPORATION,  )
               a corporation, )        Docket No. C-4023
                              )
               and            )
                              )
        TEXACO INC.,          )
               a corporation. )
                              )
------------------------------

                               DECISION AND ORDER

        The Federal Trade Commission ("Commission") having initiated an investigation of the proposed merger (the "Merger") of Respondent Chevron Corporation ("Chevron") and Respondent Texaco Inc. ("Texaco"), and Respondents having been furnished thereafter with a copy of a draft of Complaint that the Bureau of Competition proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge Respondents with violations of Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. Section 45, and Section 7 of the Clayton Act, as amended, 15 U.S.C.
Section 18; and

        Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement") containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

        The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated said Acts, and that a Complaint should issue stating its charges in that respect, and having thereupon issued its Complaint and its Order to Hold Separate and Maintain Assets, and having accepted the executed Consent Agreement and placed


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such Consent Agreement on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. Section 2.34, the Commission hereby makes the following jurisdictional findings and issues the following Decision and Order ("Order"):

        1. Respondent Chevron is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 575 Market Street, San Francisco, CA 94105.

        2. Respondent Texaco is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 2000 Westchester Ave., White Plains, NY 10650.

        3. The Commission has jurisdiction of the subject matter of this proceeding and of Respondents, and the proceeding is in the public interest.

                                      ORDER

                                       I.

        IT IS ORDERED that, as used in this Order, the following definitions shall apply:

        A. "Chevron" means Chevron Corporation, its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Chevron, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

        B. "Texaco" means Texaco Inc., its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Texaco, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

        C. "Avfuel" means Avfuel Corporation, a corporation organized, existing and doing business under and by virtue of the laws of the state of Michigan, with its office and principal place of business located at 47 West Ellsworth, Ann Arbor, Michigan 48108.

        D.      "Aviation Fuel" means Aviation Gasoline and Jet Fuel.

        E. "Aviation Fuel Divestiture Agreement" means all agreements entered into between Respondents and AvFuel relating to the sale of Texaco's Overlap General Aviation Business Assets, including but not limited to the Purchase and Sale Agreement, the Trademark License Agreement, all supply agreements, and all other ancillary agreements, dated August 7, 2001, and attached hereto as Confidential Appendix B


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                to this Order.

        F. "Aviation Gasoline" or "AvGas" means gasoline intended for aviation use that meets the specifications set forth by the American Society for Testing and Materials, ASTM specification D910.

        G. "Aviation Marketing Agreements" means all agreements or contracts between Texaco and any Person relating to such Person's right or obligation to sell, resell or distribute Aviation Fuel under the Texaco brand.

        H.      "Aviation Overlap State" means each of the following states:
                Alabama, Alaska, Arizona, California, Florida, Georgia, Idaho, Louisiana, Mississippi, Nevada, Oregon, Tennessee, Utah, and Washington.

        I. "Aviation Supply Agreements" means all agreements or contracts between Texaco and any Person relating to an obligation to sell or supply Aviation Fuel to Texaco, including but not limited to supply agreements and exchange agreements.

        J. "Aviation Terminal" means a facility that provides temporary storage of Aviation Fuel received from a pipeline, marine vessel, truck or railway and the redelivery of Aviation Fuel from storage tanks into tank trucks, transport trailers or railcars.

        K. "Aviation Terminal Throughput Agreements" means all agreements or contracts between Texaco and any Person relating to Texaco's right to use or have another Person use any tanks, equipment, pipelines, trucks, or other services or facilities at an Aviation Terminal.

        L. "Aviation Transportation Agreements" means all agreements or contracts between Texaco and any Person relating to the transportation of Aviation Fuel.

        M. "Change of Control Provisions" means Section 12.04 of the Equilon LLC Agreement or the Motiva LLC Agreement.

        N. "Concentration Levels" means market concentration, measured in annual volume (gallons) sold (or, if volume in gallons is not available, other standard industry measures), as determined by the Herfindahl Hirschmann Index.

        O. "Disclose" means to convey by any means or otherwise make available information to any person or persons.

        P. "Discovery Producer Services LLC" means the limited liability company established by the Second Amended and Restated Limited Liability Company Agreement dated May 15, 1998, between and among Texaco Discovery Holdings LLC, Mapco Energy L.L.C., and British-Borneo Pipeline LLC.


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        Q.      "Discovery System" means Discovery Producer Services LLC, and all of its assets, including but not limited to Discovery Gas Transmission LLC and all of its assets, and including all pipelines of the system that transport natural gas offshore of Louisiana and onshore to the processing plant at LaRose, Louisiana; the processing plant at Larose, Louisiana; all pipelines that transport natural gas between the processing plant and natural gas transmission pipelines; all pipelines that transport raw mix between the processing plant and the fractionating plant at Paradis, Louisiana; the fractionating plant at Paradis, Louisiana; and equipment including but not limited to condensate stabilization facilities and pumping stations.

        R. "Divestiture Trustee" means a trustee appointed pursuant to Paragraph III.B. of this Order with the obligation to divest TRMI and/or TRMI East pursuant to this Order.

        S. "Enterprise Fractionating Plant" means the fractionating plant at Mont Belvieu, Texas, operated by Enterprise Products Company and partially owned by Texaco.

        T. "Equilon" means Equilon Enterprises LLC, a joint venture formed pursuant to the Equilon LLC Agreement.

        U. "Equilon Interest" means all of the ownership interests in Equilon owned directly or indirectly by Texaco, including the interests owned by TRMI and its wholly owned subsidiaries, Texaco Convent Refining Inc., and Texaco Anacortes Cogeneration Company.

        V. "Equilon LLC Agreement" means the Limited Liability Company Agreement of Equilon Enterprises LLC dated as of January 15, 1998 among certain subsidiaries of Shell and Texaco, as amended.

        W. "General Aviation Business Agreements" means all Aviation Supply Agreements, Aviation Terminal Throughput Agreements, Aviation Transportation Agreements, Aviation Marketing Agreements, and all other agreements or contracts related to Texaco's Domestic General Aviation Business, including but not limited to aviation retail sales agreements, aviation fuel agreements, aviation dealer support agreements, customer agreements, credit card agreements, distributor agreements, marketer agreements, supply agreements, rail contracts, railcar lease agreements, barge agreements, refueler agreements, loans, grants, or leases.

        X. "Jet Fuel" means fuel intended for use in jet airplanes that meets the specifications set forth by the American Society for Testing and Materials, ASTM specification D1655.

        Y. "JV Agreements" means the Equilon LLC Agreement and the Motiva LLC Agreement.


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        Z.      "Members Committee" means the "Members Committee" as defined in
                Section 6.03 of the Equilon LLC Agreement and the Motiva LLC Agreement.

        AA. "Merger" means any merger between Respondents, including the proposed merger contemplated by the Agreement and Plan of Merger dated October 15, 2000, as amended, among Respondents and Keepep Inc.

        BB.     "Merger Date" means the date on which the Merger is consummated.

        CC. "Metropolitan Area" means any Metropolitan Area (including Metropolitan Statistical Areas, Consolidated Metropolitan Statistical Areas, or Primary Metropolitan Statistical Areas) as defined by the U.S. Office of Management and Budget.

        DD. "Motiva" means Motiva Enterprises LLC, a joint venture formed pursuant to the Motiva LLC Agreement.

        EE. "Motiva Interest" means all of the ownership interests in Motiva owned directly or indirectly by Texaco, including the interest owned by TRMI East.

        FF. "Motiva LLC Agreement" means the Limited Liability Company Agreement of Motiva Enterprises LLC dated as of July 1, 1998, among Shell, Shell Norco Refining Company, SRI and TRMI East.

        GG. "Non-Public Equilon Or Motiva Information" means any information not in the public domain relating to Equilon or Motiva.

        HH. "Operating Trustee" means each trustee appointed pursuant to Paragraph III.O. of this Order with the obligation to manage TRMI and/or TRMI East pursuant to this Order.

        II. "Person" means any individual, partnership, firm, trust, association, corporation, joint venture, unincorporated organization, or other business or governmental entity.

        JJ. "Relevant OCS Area" means the Grand Isle, Grand Isle South, South Timbalier, and South Timbalier South areas as defined by the Department of Interior Minerals Management Service.

        KK. "Respondents" means Chevron and Texaco, individually and collectively, and any successors.

        LL. "Section of the Country" means a Metropolitan Area in those cases where the retail outlets that Respondents have agreed to supply pursuant to Paragraph IV.F. are


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                located in a Metropolitan Area, or a county in those cases where the retail outlets that Respondents have agreed to supply are located outside of a Metropolitan Area.

        MM. "Shell" means Shell Oil Company, a Delaware corporation, with its principal place of business located at One Shell Plaza, Houston, Texas 77002, its parents, and its subsidiaries controlled by Shell.

        NN. "SRI" means Saudi Refining, Inc., a Delaware corporation, with its principal place of business located at 9009 West Loop South, Houston, TX 77210, its parents, and its subsidiaries controlled by SRI.

        OO. "Substitute Aviation Fuel Divestiture Agreement" means an agreement, other than the Aviation Fuel Divestiture Agreement, approved by the Commission, for the divestiture of Texaco's Domestic General Aviation Business Assets to an acquirer approved by the Commission.

        PP. "Texaco-Williams Contract" means the Product Sale, Purchase and Exchange Agreement dated February 1, 1997, between Mapco Energy L.L.C. and Bridgeline Gas Distribution LLC.

        QQ. "Texaco's Domestic General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the United States (including the Aviation Overlap States), including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers.

        RR. "Texaco's Domestic General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Domestic General Aviation Business in the United States, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Domestic General Aviation Business.

        SS. "Texaco's Overlap General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the Aviation Overlap States, including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers, but excluding the assets and agreements set forth on Schedule 2.3(c) of the Aviation Fuel Divestiture Agreement.

        TT. "Texaco's Overlap General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Overlap General Aviation Business, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Overlap General Aviation Business, but excluding the assets and


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                agreements set forth on Schedule 2.3(c) of the Aviation Fuel
                Divestiture Agreement.

        UU. "TRMI" means Texaco Refining and Marketing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and its subsidiary, Texaco Convent Refining Inc., and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Equilon.

        VV. "TRMI East" means Texaco Refining and Marketing (East) Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Motiva.

        WW.     "Trust" means the trust established by the Trust Agreement.

        XX. "Trust Agreement" means the Agreement and Declaration of Trust approved by the Commission and attached hereto and made part hereof as Appendix B to this Order.

        YY. "Venice System" means Venice Energy Services Company, L.L.C., and all of its assets, including but not limited to (i) natural gas processing, fractionation and natural gas liquids storage and terminaling facilities at the Venice Complex (as that term is defined in the Second Amended and Restated Limited Liability Company Agreement of Venice Energy Services Company, L.L.C.),
                (ii) onshore and offshore natural gas pipelines upstream from the Venice Complex, known as the Venice Gathering System, (iii) compression, separation, dehydration, and residue gas and liquid gas handling facilities at or associated with the Venice Complex (excluding any residue gas pipelines and metering facilities owned by the downstream pipelines), and (iv) natural gas liquids facilities (excluding natural gas liquids pipelines downstream from the Venice Complex) related to such processing, fractionation, storage and termination facilities.

                                       II.

        IT IS FURTHER ORDERED that:

        A.      Respondents shall divest:

                1. either (a) the Equilon Interest to Shell no later than the Merger Date, in a manner that receives the prior approval of the Commission, or (b) no later than eight
                        (8) months after the Merger Date, in a manner that receives the prior approval of the Commission, either
                        (i) the Equilon Interest to Shell or (ii) TRMI, absolutely and in good faith, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission;


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                                       and

                2. either (a) the Motiva Interest to Shell and/or SRI no later than the Merger Date, in a manner that receives the prior approval of the Commission, or (b) no later than eight (8) months after the Merger Date, in a manner that receives the prior approval of the Commission, either (i) the Motiva Interest to Shell and/or SRI or
                        (ii) TRMI East, absolutely and in good faith, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission.

        Such divestitures shall be accomplished by Respondents prior to or on the Merger Date or, after the Merger Date, by the Divestiture Trustee pursuant to the provisions of Paragraph III. of this Order or as otherwise approved by the Commission.

        B.      Respondents shall not consummate the Merger unless and until
                Texaco:

                1. has either (a) divested the Equilon Interest pursuant to Paragraph II.A.1.(a) of this Order or (b) transferred TRMI to the Trust pursuant to Paragraph III. of this Order;

                                       and


                2. has either (a) divested the Motiva Interest pursuant to Paragraph II.A.2.(a) of this Order or (b) transferred TRMI East to the Trust pursuant to Paragraph III. of this Order.

        Provided, however, if Texaco has triggered the Change of Control Provisions pursuant to either or both of the JV Agreements, then the transfer by Respondents to the Trust of TRMI and/or TRMI East shall not prevent Shell and/or SRI from exercising any rights they may have under the applicable JV Agreement to acquire the Equilon Interest and/or the Motiva Interest pursuant to the valuation process described in Sections
        12.04 and 12.05 of the JV Agreement; further, should Shell and/or SRI decline to exercise their rights to acquire the Equilon Interest and/or the Motiva Interest pursuant to Section 12.04 of the applicable JV Agreement, then Shell and/or SRI shall not be precluded, as a result of the transfer to the Trust or as a result of Shell and/or SRI declining to exercise their rights, from offering to acquire either the Equilon Interest or TRMI and/or the Motiva Interest or TRMI East pursuant to Paragraph III. of this Order.

        C. If the Trust is rescinded, unwound, dissolved, or otherwise terminated at any time after the Merger but before Respondents have complied with Paragraph II.A. of this Order, then Respondents shall immediately upon such rescission, unwinding, dissolution, or termination, hold TRMI and TRMI East separate and apart from


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                Respondents pursuant to the Order to Hold Separate and Maintain
                Assets issued in this matter.

        D. The purpose of these divestitures is to ensure the continuation of Equilon and Motiva as ongoing, viable businesses engaged in the same businesses as Equilon and Motiva are presently engaged, to ensure the ownership of the Equilon Interest (or TRMI) and the Motiva Interest (or TRMI East) by a person other than Respondents that has been approved by the Commission, and to remedy the lessening of competition resulting from the Merger as alleged in the Commission's Complaint.

                                      III.

        IT IS FURTHER ORDERED that, if Respondents have not divested the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI pursuant to the requirements of Paragraph II. of this Order on or before the Merger Date:

        A. Texaco shall, on or before the Merger Date: (1) enter into the Trust Agreement, and (2) transfer or cause to be transferred (a) TRMI to the Trust if the Equilon Interest has not been divested to Shell, and/or (b) TRMI East to the Trust if the Motiva Interest has not been divested to Shell and/or SRI. Simultaneously with the Merger, Texaco shall cause its representatives to resign from the Members Committee of Equilon and Motiva.

        B. Respondents shall agree to the appointment of Robert A. Falise as Divestiture Trustee and enter into the Trust Agreement no later than the Merger Date.

        C. No later than the Merger Date, Respondents shall transfer to the Divestiture Trustee the sole and exclusive power and authority to divest TRMI and/or TRMI East or to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, consistent with the terms of Paragraph II. of this Order and subject to the prior approval of the Commission. After such transfer, the Divestiture Trustee shall have the sole and exclusive power and authority to divest such assets or interests, subject to the prior approval of the Commission, and the Divestiture Trustee shall exercise such power and authority and carry out the duties and responsibilities of the Divestiture Trustee in a manner consistent with the purposes of this Order in consultation with the Commission's staff.

        D. The Divestiture Trustee shall have eight (8) months from the Merger Date to accomplish the divestitures required by Paragraph
                II. of this Order, which shall be subject to the prior approval of the Commission. If, however, at the end of the eight-month period, the Divestiture Trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the Divestiture Trustee's divestiture period may be extended by the Commission. An extension of time by the Commission under this subparagraph shall not preclude the Commission from


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                seeking any relief available to it for any failure by
                Respondents to divest the Equilon Interest or TRMI and/or the Motiva Interest or TRMI East consistent with the requirements of Paragraph II. of this Order.

        E. If, on or prior to the Merger Date, Texaco has executed but has not consummated an agreement or agreements to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, and the Commission has approved such agreement or agreements, then Texaco shall, no later than the Merger Date, assign such agreement or agreements to the Trust and grant sole and exclusive authority to the Divestiture Trustee to consummate any divestiture contemplated thereby.

        F. The Divestiture Trustee shall divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, in a manner that receives the prior approval of the Commission, pursuant to the terms of the applicable agreement or agreements approved by the Commission, if either (1) Texaco has executed an agreement or agreements with Shell and/or SRI with respect to such divestiture or divestitures prior to the Merger Date, and such agreement or agreements have been approved by the Commission and have not been breached by Shell and/or SRI; or
                (2) Shell has exercised its right to acquire the Equilon Interest pursuant to the Equilon LLC Agreement and/or Shell and/or SRI have exercised their rights to acquire the Motiva Interest pursuant to the Motiva LLC Agreement.

        G. Subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price, the Divestiture Trustee shall use his or her best efforts to negotiate the most favorable price and terms available for the divestiture of (1) TRMI if the Divestiture Trustee has not divested the Equilon Interest pursuant to subparagraph F. of this Paragraph and/or
                (2) TRMI East if the Divestiture Trustee has not divested all or part of the Motiva Interest pursuant to subparagraph F. of this Paragraph. Each divestiture shall be made only in a manner that receives the prior approval of the Commission, and, unless the acquirers are Shell and/or SRI, the divestiture shall be made only to an acquirer or acquirers that receive the prior approval of the Commission; provided, however, if the Divestiture Trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the Divestiture Trustee shall divest to the acquiring entity or entities selected by Respondents from among those approved by the Commission; provided further, however, that Respondents shall select such entity within five (5) days of receiving notification of the Commission's approval.

        H. The Divestiture Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of Respondents, TRMI and TRMI East, as needed to fulfill the Divestiture Trustee's obligations, or to any other relevant information, as the Divestiture Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to


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                Respondents' obligations under this Order. Respondents or the
                Operating Trustees, as appropriate, shall develop such financial or other information as the Divestiture Trustee may reasonably request and shall cooperate with the Divestiture Trustee. Respondents shall take no action to interfere with or impede the Divestiture Trustee's ability to perform his or her responsibilities.

        I. The Divestiture Trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. The Divestiture Trustee shall have the authority to employ, at the cost and expense of Respondents, such financial advisors, consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out the Divestiture Trustee's duties and responsibilities.

        J. Respondents shall indemnify the Divestiture Trustee and hold the Divestiture Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Divestiture Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Divestiture Trustee.

        K. The Divestiture Trustee shall account for all monies derived from the sale and all expenses incurred, subject to the approval of the Commission. After approval by the Commission of the account of the Divestiture Trustee, all remaining monies shall be paid as directed in the Trust Agreement, and the Divestiture Trustee's powers shall be terminated.

        L. The Divestiture Trustee shall report in writing to the Commission thirty (30) days after the Merger Date and every thirty (30) days thereafter concerning the Divestiture Trustee's efforts to accomplish the requirements of this Order until such time as the divestitures required by Paragraph II. of this Order have been accomplished and Respondents have notified the Commission that the divestitures have been accomplished.

        M. If, for any reason, Robert A. Falise cannot serve or cannot continue to serve as Divestiture Trustee, or fails to act diligently, the Commission shall select a replacement Divestiture Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Divestiture Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Divestiture Trustee, Respondents shall be deemed to have consented to the selection of the proposed


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                replacement Divestiture Trustee. The replacement Divestiture
                Trustee shall be a person with experience and expertise in acquisitions and divestitures.

        N. The Commission may on its own initiative or at the request of the Divestiture Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order.

        O. Respondents shall agree to the appointment of Joe B. Foster as Operating Trustee of TRMI (with respect to the Equilon Interest) and John Linehan as Operating Trustee of TRMI East (with respect to the Motiva Interest) and enter into the Trust Agreement no later than the Merger Date.

        P. The Operating Trustees shall have sole and exclusive power and authority to manage TRMI and/or TRMI East (as the case may be), as set forth in the Trust Agreement and specifically to cause TRMI and TRMI East respectively to exercise the rights of TRMI and TRMI East under the Equilon and Motiva LLC Agreements. Each Operating Trustee may engage in any other activity such Operating Trustee may deem reasonably necessary, advisable, convenient or incidental in connection therewith and shall exercise such power and authority and carry out the duties and responsibilities of the Operating Trustee in a manner consistent with the purposes of this Order in consultation with the Commission's staff.

        Q. Each Operating Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of TRMI and/or TRMI East as needed to fulfill such Operating Trustee's obligations, or to any other relevant information, as such Operating Trustees may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Order. Respondents shall develop such financial or other information as such Operating Trustees may reasonably request and shall cooperate with the Operating Trustees. Respondents shall take no action to interfere with or impede the Operating Trustees' ability to perform his or her responsibilities.

        R. The Operating Trustees shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. Each Operating Trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out such Operating Trustee's duties and responsibilities.

        S. Respondents shall indemnify each Operating Trustee and hold each Operating Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of such Operating Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by such Operating Trustee.

        T. The Operating Trustees shall account for all expenses incurred, including fees for his or her services, subject to the approval of the Commission.

        U. Each Operating Trustee shall report in writing to the Commission thirty (30) days after the Merger Date and every thirty (30) days thereafter concerning the Operating Trustee's performance of his or her duties under this Order and the Trust Agreement. The Operating Trustees shall serve until such time as Respondents have complied with their obligation to divest TRMI and/or TRMI East as required by this Order and Respondents have notified the Commission that the divestitures have been accomplished.

        V. If for any reason Joe B. Foster cannot serve or cannot continue to serve as Operating Trustee of TRMI or John Linehan cannot serve or cannot continue to serve as Operating Trustee of TRMI East, or fails to act diligently, the Commission shall select a replacement Operating Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Operating Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Operating Trustee, Respondents shall be deemed to have consented to the selection of the proposed replacement Operating Trustee. The replacement Operating Trustee shall be a person with experience and expertise in the management of businesses of the type engaged in by Equilon and Motiva.

        W. The Commission may on its own initiative or at the request of either Operating Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order.

        X. Except as provided herein or in the Trust Agreement, neither the Divestiture Trustee nor the Operating Trustees shall disclose any Non-Public Equilon Or Motiva Information to an employee of Respondents.

        Y. Respondents may require the Divestiture Trustee or Operating Trustees to sign a confidentiality agreement prohibiting the disclosure of any information gained as a result of his or her role as Divestiture Trustee or Operating Trustee to anyone other than the Commission.

        Z. The purpose of this Paragraph III. is to effectuate the divestitures required by Paragraph II. of this Order and to maintain operation of TRMI, TRMI East, Equilon and Motiva separate and apart from Respondents' operations pending the required divestitures.

                                       IV.

        IT IS FURTHER ORDERED that:

A. Respondents shall offer to extend the license provided to Equilon and Motiva, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for the use of the Texaco brand for the marketing of motor fuels until June 30, 2002 for Equilon and until June 30, 2003, for Motiva (the "Brand License Date"). Provided however, the license for the marketing of motor fuels shall be provided on an exclusive basis in those areas of the United States where Equilon and Motiva respectively are currently licensed to market motor fuels.

B. For the purposes of this Paragraph IV., "Waives and Releases" shall mean to waive and release: (1) all amounts any Texaco branded dealer or wholesale marketer may be required to pay under any Facility Development Incentive Program Agreement (or any other agreement requiring that such dealer or marketer reimburse Equilon or Motiva) in existence as of the date the Commission accepts this Order for public comment, which amounts become due (or which Equilon or Motiva contends become due) as a result of the loss of the Texaco brand at any retail outlet; and (2) all deed restrictions prohibiting or restricting the sale of motor fuel not sold by Equilon or Motiva at any Texaco retail outlet for which Equilon or Motiva has not executed an agreement for the sale of Shell branded gasoline on or before the Brand License Date.

C. If Equilon Waives and Releases the amounts and deed restrictions set forth in Paragraph IV.B., Texaco shall further offer (1) to extend the license set forth in Paragraph IV.A. to Equilon on an exclusive basis until June 30, 2003 (which shall then become the new "Brand License Date" for Equilon), and (2) to extend the license on a nonexclusive basis for up to an additional three (3) years, until June 30, 2006, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for all retail outlets for which Equilon has executed agreements with such retail outlets on or before the Brand License Date for the conversion of such retail outlets to the Shell brand.

D. If Motiva Waives and Releases the amounts and deed restrictions set forth in Paragraph IV.B., Texaco shall further offer to extend the license set forth in Paragraph IV.A. to Motiva on a nonexclusive basis for up to an additional three (3) years, until June 30, 2006, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for all retail outlets for which Motiva has executed agreements with such retail outlets on or before the Brand License Date for the conversion of such retail outlets to the Shell brand.

E. If either Equilon or Motiva does not Waive and Release the amounts set forth in Paragraph IV.B., Respondents shall indemnify each Texaco dealer and wholesale marketer for all amounts such dealer or marketer may be required to pay under any Facility Development Incentive Program Agreement (or any other agreement requiring that such dealers or marketers reimburse Equilon or Motiva) in existence as of the date the Commission accepts this Order for public comment, which amounts become due (or which Equilon or Motiva contends become due) as a result of the loss of the Texaco brand at any retail outlet, together with any reasonable litigation or arbitration expenses incurred by such dealer or marketer in contesting or defending against such payment, provided that
        (1) the dealer or marketer has declined a request for payment from Equilon or Motiva, (2) Equilon or Motiva has commenced litigation or arbitration to compel payment, and (3) the dealer or marketer has, at the Respondents' option, either (a) vigorously defended the litigation or arbitration or (b) afforded Respondents the right to defend the litigation or arbitration on the dealer's or marketer's behalf. Provided further, however, that no such indemnification need be provided for any retail outlet (a) as to which the dealer or marketer terminates its brand relationship prior to the Brand License Date, (b) which becomes a Shell branded outlet, or (c) which received or will receive compensation, directly or indirectly, for the amounts such dealer or marketer may be required to pay, but only to the extent of such compensation.

F. For a period of one (1) year following the date on which Equilon or Motiva stops supplying gasoline under the Texaco brand to any retail outlet branded Texaco as of the date this Consent Agreement is executed by Respondents, Respondents shall not enter into any agreement for the sale of branded gasoline to such retail outlet, sell branded gasoline to such retail outlet, or approve the branding of such retail outlet, under the Texaco brand or under any brand that contains the Texaco brand, unless either (1) such agreement, sale, or approval would not result in an increase in Concentration Levels in the sale of gasoline in any Section of the Country, based on market share data supplied to the Commission by Respondents that is verifiable by the Commission, or (2) there are no sales of Chevron branded gasoline in that Section of the Country. Respondents shall notify the Commission of each such agreement no later than sixty (60) days after the execution of the agreement, including in the notification: (1) a copy of the agreement, (2) the address (street, city, county, state) of each retail outlet covered by the agreement, and the most recent annual sales volume (in gallons) at each such retail outlet, (3) the identity of the branded dealer or wholesale marketer that owns or supplies the retail outlets covered by the agreement, (4) the identity of each Section of the Country in which each such retail outlet is located, (5) the changes in Concentration Levels that Respondents believe will result from such agreement in each Section of the Country, together with the basis for such belief, (6) to the extent known or reasonably available, the annual sales volume and market shares of each of Shell, Texaco and Chevron branded gasoline, and the retail outlets subject to the agreement, in each Section of the Country affected by the agreement, both prior to and after execution of the agreement, measured by volume in gallons sold (or, if volume in gallons is not available, by other standard industry measures), and (7) all market survey data for such Section of the Country obtained from New Image, NPD, Lundberg, or any other independent third-party market surveyor, or conducted by Respondents, together with all other data relied upon by Respondents as the basis for their assessment of Concentration Levels or changes in Concentration Levels. This Paragraph IV.F. shall expire on June 30, 2007.

                (1) It shall not be a violation of this Order if Respondents rescind any agreement for the sale of Texaco branded gasoline to a retail outlet that results in an increase in Concentration Levels under the standards set forth in this Paragraph IV.F., if Respondents rescind such agreement within thirty (30) days of being informed by the Commission that the Commission believes such agreement would result in such an increase.

                (2) In any enforcement proceeding brought by or on behalf of the Commission, pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. Sec. 45(l), or any other statute enforced by the Commission, Respondents shall have the burden of proving that the agreement does not result in an increase in Concentration Levels in the sale of gasoline in any Section of the Country.

                                       V.

        IT IS FURTHER ORDERED that:

        A. Respondents shall, within six (6) months of the Merger Date, divest absolutely and in good faith, at no minimum price, all of Texaco's interest in the Discovery System.

        B. Respondents shall divest all of Texaco's interest in the Discovery System only to an acquirer or acquirers that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

        C. Respondents shall, prior to divestiture of Texaco's interest in the Discovery System and subject to the prior approval of the Commission, enter into an agreement with the acquirer of Texaco's interest in the Discovery System for the purchase, sale or exchange of natural gas liquids that is no less favorable for the acquirer than the terms of the Texaco-Williams Contract; provided, however, that the volumes of natural gas liquids to be transported or exchanged under such agreement may be limited to volumes attributable to natural gas production transported by the Discovery System from natural gas producing wells originating from the Relevant OCS Area. The purpose of this agreement is to prevent Respondents from imposing rates or terms for pipeline transportation to markets from the Discovery System's fractionating plant that would impede the ability of the Discovery System to compete for natural gas transportation from the Relevant OCS Area, and to fully preserve the viability of the Discovery System.

        D. Respondents shall waive and not enforce Texaco's right to terminate the Texaco-Williams Contract pursuant to Section 1.1 of the Texaco-Williams Contract if Texaco owns less than a twenty percent (20%) interest in the Discovery System.

        E. No later than five (5) business days following the Merger Date, Respondents shall, pursuant to the Agreement for the Operation and Management of the Larose Gas

                Processing Plant & Paradis Fractionation Facility dated February 1, 1997, and any other applicable agreements, give notice to the other owners of the Discovery System of Texaco's resignation as operator of the Discovery System. Texaco shall resign as operator of the Discovery System immediately after it obtains the approvals required by the Agreement for the Operation and Management of the Larose Gas Processing Plant & Paradis Fractionation Facility dated February 1, 1997, and any other applicable agreements, but in no event later than one (1) year from the date Respondents give notice of Texaco's resignation as operator of the Discovery System. Respondents shall use best efforts to obtain those approvals as early as possible.

        F. The purpose of the divestiture of Texaco's interest in the Discovery System is to eliminate the overlap of ownership between the Discovery System and the Venice System and to remedy the lessening of competition resulting from the proposed Merger as alleged in the Commission's Complaint.

                                       VI.

        IT IS FURTHER ORDERED that:

        A. Respondents shall divest, absolutely and in good faith and at no minimum price, within six (6) months from the Merger Date, all of Texaco's interest in the Enterprise Fractionating Plant.

        B. Respondents shall divest all of Texaco's interest in the Enterprise Fractionating Plant only to an acquirer that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

        C. The purpose of the divestiture of Texaco's interest in the Enterprise Fractionating Plant is to eliminate an overlap of ownership between the Enterprise Fractionating Plant and other fractionating plants at Mont Belvieu, Texas, in which Respondents or their affiliates own interests, and to remedy the lessening of competition resulting from the proposed Merger as alleged in the Commission's Complaint.

                                      VII.

        IT IS FURTHER ORDERED that:

        A. No later than ten (10) days after the Merger Date, Respondents shall divest, absolutely and in good faith, Texaco's Overlap General Aviation Business Assets to Avfuel, pursuant to and in accordance with the Aviation Fuel Divestiture Agreement. Any failure by Respondents to comply with any provision of the Aviation Fuel Divestiture Agreement shall constitute a failure to comply with this Order; provided, however, that if Respondents fail to divest Texaco's Overlap General Aviation

                Business Assets to Avfuel pursuant to and in accordance with the Aviation Fuel Divestiture Agreement within ten (10) days after the Merger Date, Respondents shall divest Texaco's Domestic General Aviation Business Assets, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission in a manner that receives the prior approval of the Commission pursuant to a Substitute Aviation Fuel Divestiture Agreement. Divestiture of Texaco's Domestic General Aviation Business Assets to an acquirer or acquirers that receive the prior approval of the Commission in a manner that receives the prior approval of the Commission pursuant to a Substitute Aviation Fuel Divestiture Agreement shall not preclude the Commission or the Attorney General from seeking civil penalties or any other relief available pursuant to Section 5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with their obligation to divest Texaco's Overlap General Aviation Business Assets to Avfuel pursuant to the Aviation Fuel Divestiture Agreement.

        B. If Respondents have divested Texaco's Overlap General Aviation Business Assets to Avfuel pursuant to the Aviation Fuel Divestiture Agreement, and at the time the Commission makes this Order final, it determines that Avfuel is not acceptable as the acquirer of Texaco's Overlap General Aviation Business Assets or that the Aviation Fuel Divestiture Agreement is not an acceptable manner of divestiture, and the Commission so notifies Respondents, Respondents shall within ten (10) days of such notification rescind the Aviation Fuel Divestiture Agreement with Avfuel.

        C. If the Aviation Fuel Divestiture Agreement with Avfuel is rescinded pursuant to Paragraph VII.B. of this Order, then Respondents shall, within four (4) months of the Merger Date, divest Texaco's Domestic General Aviation Business Assets, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission and in a manner that receives the prior approval of the Commission, pursuant to a Substitute Aviation Fuel Divestiture Agreement.

        D. On or before the date of consummation of the Substitute Aviation Fuel Divestiture Agreement, Respondents shall assign to the acquirer all General Aviation Business Agreements used in or relating to Texaco's Domestic General Aviation Business; provided, however, should Respondents fail to obtain any such assignments, Respondents shall, subject to the prior approval of the Commission, substitute alternative agreements or arrangements sufficient to enable the acquirer approved by the Commission to operate Texaco's Domestic General Aviation Business in the same manner and at the same level and quality as Texaco operated it at the time of the announcement of the Merger.

        E. Respondents shall include in the Substitute Aviation Fuel Divestiture Agreement, at the option of the acquirer, a license for a period of up to ten (10) years from the date of such Agreement to use the Texaco brand in connection with the acquirer's operation of Texaco's Domestic General Aviation Business Assets. The license shall be royalty free for five (5) years from the date of consummation of such Substitute Aviation Fuel Divestiture Agreement, but subject to Commission approval may provide for payments beginning five (5) years after the date of the Agreement and escalating each year until the end of the ten-year term.

        F. For a period of six (6) months after the date of consummation of any Substitute Aviation Fuel Divestiture Agreement, Respondents shall not solicit, engage in discussions concerning, participate in, offer to enter into, or enter into, any contract or agreement for the direct supply of branded Aviation Fuel to any fixed base operator or distributor that had a Marketing Agreement for the sale of Texaco-branded Aviation Fuel in the United States.

        G. For a period of twelve (12) months after the acquirer pursuant to any Substitute Aviation Fuel Divestiture Agreement stops supplying Texaco-branded Aviation Fuel to a fixed base operator or distributor, Respondents shall not (1) enter into any contract or agreement for the direct or indirect supply of Texaco-branded Aviation Fuel to such fixed base operator or distributor, or (2) approve the branding of such fixed base operator or distributor with the Texaco brand.

        H. The purpose of the divestiture of Texaco's Overlap General Aviation Business Assets, or of Texaco's Domestic General Aviation Business Assets, is to ensure the continuation of such assets in the same business in which the assets were engaged at the time of the announcement of the Merger by a Person other than Respondents, and to remedy the lessening of competition alleged in the Commission's Complaint.

                                      VIII.

IT IS FURTHER ORDERED that:

        A. If Respondents have divested neither: (1) Texaco's Overlap General Aviation Business Assets as required by Paragraph VII. of this Order, nor (2) Texaco's Domestic General Aviation Business Assets as required by Paragraph VII. of this Order within four (4) months of the Merger Date, the Commission may appoint a trustee to divest Texaco's Domestic General Aviation Business Assets. In the event that the Commission or the Attorney General brings an action pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. Section 45(l), or any other statute enforced by the Commission, Respondents shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to Section 5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

        B. If a trustee is appointed by the Commission or a court pursuant to Paragraph VIII.A. of this Order, Respondents shall consent to the following terms and conditions regarding the trustee's powers, duties, authority, and responsibilities:

                1. The Commission shall select a trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. The trustee shall be a Person with experience and expertise in acquisitions and divestitures. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of the proposed trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed trustee, Respondents shall be deemed to have consented to the selection of the proposed trustee.

                2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest the Texaco Domestic General Aviation Business Assets.

                3. Within ten (10) days after appointment of the trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission and, in the case of a court-appointed trustee, of the court, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestitures required by this Order.

                4. The trustee shall have four (4) months from the date of appointment to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the four-month period, the trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission, or, in the case of a court-appointed trustee, by the court; provided, however, the Commission may extend this period only two (2) times. The decision by the Commission to extend the time during which the trustee may accomplish the divestiture shall not preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to
                        Section 5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

                5. The trustee shall have full and complete access to the personnel, books, records and facilities related to the assets to be divested or to any other relevant information, as the trustee may request. Respondents shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondents shall take no action to interfere with or impede the trustee's accomplishment of the divestiture. Any delays in divestiture caused by Respondents shall extend the time for divestiture under this Paragraph in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

                6. The trustee shall use his or her best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price. The divestiture shall be made in the manner and to the acquirer or acquirers as set out in Paragraph VII. of this Order, as applicable; provided, however, if the trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the trustee shall divest to the acquiring entity or entities selected by Respondents from among those approved by the Commission.

                7. The trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The trustee shall account for all monies derived from the divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of the Respondents, and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement contingent on the trustee's divesting the assets to be divested.

                8. Respondents shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

                9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph VIII.B.1. of this Order.

                10. The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestitures required by this Order.

                11. The trustee shall have no obligation or authority to operate or maintain the assets to be divested.

                12. The trustee shall report in writing to Respondents and the Commission every sixty (60) days concerning the trustee's efforts to accomplish the divestitures.

                                       IX.

        IT IS FURTHER ORDERED that, within sixty (60) days after the date this Order becomes final and every sixty (60) days thereafter until Respondents have fully complied with the provisions of Paragraphs II., III., IV., V., VI., VII., VIII., and XI. of this Order, Respondents shall submit to the Commission a verified written report setting forth in detail the manner and form in which they intend to comply, are complying, and have complied with those provisions. Respondents shall include in their compliance reports, among other things that are required from time to time, a full description of all contacts or negotiations with prospective acquirers for the divestitures of assets or businesses specified in this Order, including the identity of all parties contacted. Respondents also shall include in their compliance reports copies of all written communications to and from such parties, and all internal memoranda, reports and recommendations concerning divestiture.

                                       X.

        IT IS FURTHER ORDERED that, for the purposes of determining or securing compliance with this Order, and subject to any legally recognized privilege, upon written request and on reasonable notice to Respondents made to its principal office, Respondents shall permit any duly authorized representatives of the Commission:

        A. During office hours and in the presence of counsel, access to all facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of Respondents relating to any matters contained in this Order; and

        B. Upon five (5) days' notice to Respondents and without restraint or interference from Respondents, to interview officers or employees of Respondents who may have counsel present, regarding such matters.

                                       XI.

        IT IS FURTHER ORDERED that within five (5) business days after the date on which the Commission accepts this Order for public comment, but in no event less than thirty (30) days before the Merger Date, Respondents shall notify Shell and SRI of the projected Merger Date and shall serve on Shell and SRI, by overnight delivery, copies of the Agreement Containing Consent Orders and all documents attached thereto, including the Trust Agreement, omitting or redacting from such service any information contained therein or attached thereto that is confidential business information. Any omissions or redactions to such agreements or documents attached thereto shall be subject to the prior approval of the Commission.

                                      XII.

        IT IS FURTHER ORDERED that Respondents shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate Respondents such as dissolution, assignment, sale resulting in the emergence of a successor corporation, or the creation or dissolution of subsidiaries or any other change in the corporation that may affect compliance obligations arising out of the Order.

                                      XIII.

        IT IS FURTHER ORDERED that:

        A. If (i) the Divestiture Trustee or Respondents have submitted a complete application in support of the divestiture of the assets, interests or businesses to be divested pursuant to Paragraph II. of this Order (including the buyer, manner of divestiture and all other matters subject to Commission approval) at least one month before the deadline for such divestiture; and (ii) the Commission has approved the divestiture and has not withdrawn its acceptance; but (iii) the Divestiture Trustee or Respondents have certified to the Commission within ten (10) days after the Commission's approval of the divestiture that a State, notwithstanding timely and complete application by Respondents to the State, has failed to approve the divestiture under a consent decree in an action commenced by any State requiring such divestiture, then, with respect to that divestiture, the time in which the divestiture is required under this Order to be complete shall be extended for sixty (60) days. During such sixty (60) day period, Respondents or the Divestiture Trustee shall exercise utmost good faith and best efforts to resolve the concerns of the particular State.

        B. If any Trustee or Respondents are unable to comply with any obligation of this Order, with the exception of the obligations of Paragraph II. of this Order, because of any failure to act or any action by any State or any court pursuant to a consent decree in an action commenced by any State in connection with the Merger, the time in which such obligation of this Order must be completed shall be extended for sixty (60) days. During such sixty (60) day period, Respondents or the applicable Trustee shall exercise utmost good faith and best efforts to resolve the concerns of the particular State or court.

By the Commission.

Donald S. Clark
Secretary

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